SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934
        Date of Report (Date of earliest event reported):  July 30, 2003
                            PEET'S COFFEE & TEA, INC.
             (Exact Name of Registrant as Specified in Its Charter)

             Washington              0-32233                  91-0863396
     (State of jurisdiction)   (Commission File No.)       (IRS Employer
                                                     Identification No.)

                                1400 Park Avenue
                        Emeryville, California 94608-3520
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code:  (510) 594-2100




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ITEM  7.     FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C)     Exhibits

EXHIBIT  NUMBER     DESCRIPTION
------   ------     -----------
99.1                Press  release,  dated  July  30,  2003.

ITEM  9.     REGULATION  FD  DISCLOSURE.

     In accordance with Securities and Exchange Commission Release 33-8216, the information contained herein and in the accompanying exhibit is being furnished under Item 12 - Results of Operations and Financial Condition. This information and the accompanying exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On July 30, 2003, Peet's Coffee & Tea, Inc. (the "Company"), announced via press release the Company's results for its second quarter ended June 29, 2003, and conducted a publicly-available conference call discussing those results. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Peet's Coffee & Tea, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   PEET'S  COFFEE  &  TEA,  INC.
Dated:  July  30,  2003                            By:     /s/  Thomas  Cawley
                                                       -----------------------
                                                       Thomas  Cawley
                                                       Chief  Financial  Officer